SCHEDULE OF SUPPLEMENTAL BALANCE SHEET INFORMATION (Details) - USD ($)	Jun. 30, 2026	Jun. 30, 2025
Leases
Operating lease right-of-use assets, net	$ 12,930,868	$ 13,166,788
Operating lease liabilities - current	673,432	197,130
Operating lease liabilities - non-current	11,044,333	10,952,491
Total operating lease liabilities	$ 11,717,765	$ 11,149,621